UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code:	(585) 624-3650

Date of fiscal year end:	10/31/20

Date of reporting period:	11/01/19 - 4/30/20

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Unrestricted Series

Greater Western New York Series

Semi-Annual Report

April 30, 2020

(Unaudited)

1

Management’s Discussion of Fund Performance

June 18, 2019

Dear Fellow Shareholders:

We are very proud to present the April 2020 Semi-Annual Report of Bullfinch Fund, Inc. This report contains the unaudited financial statements for both the Unrestricted Series and the Greater Western New York Series.

It is a topsy-turvy time. By the third week of February, the major indices reached all-time highs. Then, COVID-19 infected the markets. In a few weeks, we had experienced the fastest bear market in history. A bear market occurs when the market drops 20% from its high.

At its worst, on March 23rd, the S&P 500 and the Dow Jones had lost more than 35% year-to-date. The market bounced back dramatically from these lows. At the end of the first calendar quarter, the major indices had regained a substantial portion of their losses. In fact, the fastest bear market in history was immediately followed by the fastest bull market in history. The bull market is the opposite of the bear, occurring when the market increases 20% from its low.

Are we witnessing a “dead cat bounce” in the markets or have we seen the worst of the lows? We should expect poor earnings reports in the second quarter reflecting the COVID-19 caused economic slowdown among some sectors, while other sectors are actually benefiting from the new stay-safe-at-home reality.

In terms of the portfolios of each fund, we’ve prepared for a recession by paring stocks with higher debt and increasing our defensive position. At the same time, we’ve prepared for the new COVID economy with investments in both CVS and Amazon in late March.

In terms of individual stock performance for the past six months, the Unrestricted Series was led by Amazon.com, Inc., CVS Health Corp., and Adobe Inc., all up 27% or more. In all, for the period, nearly a third of the stocks in our portfolio remained positive, despite the tremendous drop in the market. Of the stocks held at the end of the reporting period, AAR Corporation, General Electric Co., and Zumiez, Inc. fell by more than 31%. The fact the Unrestricted Series fell less than half of its benchmark’s return for the period is something we’re quite proud of.

In the Greater Western New York Series, Manning & Napier Inc. (which more than doubled), CVS Health Corp., and Johnson & Johnson led the pack. The worst performing stocks for the period were Astronics Corp., Southwest Airlines Co., and Xerox Holdings Corp. Despite the number of lagging stocks, the Greater Western New York Series was still able to outperform the benchmark for the period, another fact of which we are also proud of.

While there was no escaping the market fall in February and March, rest assured your Bullfinch Fund portfolios did not fall as much as the benchmark. In addition, like the market, both Series have recovered much of the first quarter decline.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA

President

2

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 11/1/09 to 4/30/20. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Annualized Returns Ending	Bullfinch Fund Inc. Unrestricted	Value Line Geometric	Annualized Returns Ending.	Bullfinch Fund Inc Greater WNY	Value Line Geometric
4/30/2020	Series	Index	4/30/2020	Series	Index
One – Year	-5.21%	-24.50%	One – Year	-13.16%	-24.50%
Five – Year	+3.84%	-3.94%	Five – Year	+0.71%	-3.94%
Ten – Year	+7.87%	+2.19%	Ten – Year	+5.95%	+2.19%

3

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

April 30, 2020

(UNAUDITED)

UNRESTRICTED SERIES

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES APRIL 30, 2020

(UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $4,745,500	$7,168,520

Cash and Cash Equivalents	2,354,171

Accrued Interest and Dividends	11,716

Prepaid Expenses	4,509

Total Assets	$9,538,916

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$7,250

Due to Investment Adviser	7,768

Due to Shareholder Transaction	20,000

NET ASSETS

Net Assets (Equivalent to $ 18.92 per share based on 502,372.259 shares of stock outstanding)	9,503,898

Total Liabilities and Net Assets	$9,538,916

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 502,372.259 Shares Outstanding	$7,514,455

Accumulated Net Investment Loss & Realized Loss from Securities Transactions	(433,577)

Net Unrealized Appreciation on Investments	2,423,020

Net Assets at April 30, 2020	$9,503,898

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2020 (UNAUDITED)

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 75.28%

* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Medical Products and Supplies – 14.90%
Bristol-Myers Squibb Co.	7,100	359,371	431,751
Edwards Lifesciences*	2,750	108,269	598,125
Johnson & Johnson	2,400	136,714	360,096
Medtronic PLC	300	22,701	29,289
		627,055	1,419,261

Computers – Software – 11.28%
Adobe Inc.*	1,100	28,660	389,004
Microsoft Corp.	2,200	50,534	394,262
Oracle Corp.	5,500	56,122	291,335
		135,316	1,074,601
Computers - Networking - 4.76%
Cisco Systems, Inc.	10,700	160,238	453,466

Insurance - 4.70%
Arthur J Gallagher & Co.	5,700	138,298	447,450

Semiconductors - 4.52%
Intel Corporation	5,000	85,564	299,900
Xperi Corporation	8,550	198,390	130,644
		283,954	430,544

Electrical Equipment – 3.97%
Corning Inc.	7,300	66,773	160,673
General Electric Co.	32,000	617,355	217,600
		684,128	378,273

Retail – Specialty – 3.95%
CVS Health Corp	3,050	170,752	187,727
Zumiez Inc.*	8,900	193,235	188,146
		363,987	375,873

Utilities – Natural Resources – 3.71%
Consolidated Water Co. Ltd. 23,500		276,520	352,970

Telecommunications – 3.64%
AT&T Inc.	4,400	158,437	134,068
Verizon Communications	3,700	180,520	212,565
		338,957	346,633

	Historical
	Shares	Cost	Value

Level 1 – Common Stocks – 75.28%

Commercial Services – 3.42%
Paychex, Inc.	4,750	130,496	325,470

Building & Related – 3.23%
Meritage Homes Corp*	5,850	246,488	307,476

Retail - General – 2.26%
Amazon.com Inc. *	87	159,645	215,238

Steel - 2.26%
Reliance Steel & Aluminum Co.	2,400	184,673	214,992

Computers – Hardware - 1.94%
Western Digital Corp.	4,000	187,535	184,320

Biotech – 1.74%
Meridian Bioscience, Inc. *	13,800	249,015	165,600

Tobacco Products – 1.63%
Universal Corp.	3,200	120,756	154,784

Industrial Services – 1.43%
Expeditors Int’l Washington	1,900	61,567	136,050

Pharmaceuticals – 0.94%
Mylan Inc. *	5,350	300,333	89,719

Aerospace – 0.90%
AAR Corporation	4,400	83,191	86,152

Railroads – 0.10%
Wabtec Corporation	171	13,348	9,648

Total Investments in Securities		4,745,500	7,168,520

Level 1 – Cash & Equivalents - 24.72%

Schwab Bank - 24.72%		2,354,171	2,354,171
Bank Sweep Interest Rate 0.01%

Total Invested Assets		$7,099,671	$9,522,691

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES APRIL 30, 2020

(UNAUDITED)

Table of Industries

Industry	Market Value	Percent

Aerospace	$86,152	0.90%
Biotech	$165,600	1.74%
Building & Related	$307,476	3.23%
Commercial Services	$325,470	3.42%
Computers – Hardware	$184,320	1.94%
Computers – Networking	$453,466	4.76%
Computers – Software	$1,074,601	11.28%
Electrical Equipment	$378,273	3.97%
Industrial Services	$136,050	1.43%
Insurance	$447,450	4.70%
Medical Products & Supplies	$1,419,261	14.90%
Pharmaceuticals	$89,719	0.94%
Railroads	$9,648	0.10%
Retail – General	$215,238	2.26%
Retail – Specialty	$375,873	3.95%
Semiconductors	$430,544	4.52%
Steel	$214,992	2.26%
Telecommunications	$346,633	3.64%
Tobacco Products	$154,784	1.63%
Utilities – Natural Resources	$352,970	3.71%
Total Equities	$7,168,520	75.28%

Cash & Equivalents (Interest Rate 0.01%)	$2,354,171	24.72%

Total Invested Assets	$9,522,691	100.00%

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS FOR THE 6 MONTHS ENDED APRIL 30, 2020

(UNAUDITED)

INVESTMENT INCOME:
Dividend & Interest Income	$91,199

FEES AND EXPENSES:
Adviser Fees	51,923
Legal and Professional	8,596
D&O/E&O	4,198
Custodian Fees	3,894
Dues and Subscriptions	1,924
Foreign Taxes	1,469
Director’s Fees	1,050
Registration Fees	235
New York State Taxes	100
Telephone	60
Total expense	73,449
Net investment income	17,750

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Realized loss from securities transactions	(22,175)
Unrealized depreciation during the period	(1,045,656)
Net loss on investments	(1,067,831)
CHANGE IN NET ASSETS FROM OPERATIONS	$(1,050,081)

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30,	October 31,
	2020*	2019
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,750	$58,773
Net realized loss from securities transactions	(22,175)	(3,685)
Net change in unrealized appreciation (depreciation) of investments	(1,045,656)	1,244,802
Increase (decrease) in net assets from operations	(1,050,081)	1,299,890

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	0	(404,093)
Distribution of ordinary income	(58,749)	(49,498)
Decrease in net assets from distributions to shareholders	(58,749)	(453,591)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	201,718	171,339
Reinvestment of distributions to shareholders	58,749	453,591
Shares Redeemed	(62,355)	(186,406)
Increase in net assets from capital share transactions	198,112	438,524
TOTAL INCREASE (DECREASE) IN NET ASSETS	(910,718)	1,284,823

NET ASSETS:
Beginning of period	10,414,616	9,129,793
End of period	$9,503,898	$10,414,616

*Unaudited

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
	2020*	2019	2018	2017	2016	2015
NET ASSET VALUE, beginning of period	$21.20	$19.59	$20.78	$20.29	$20.75	$20.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income	0.04	0.12	0.11	0.05	0.03	0.04
Net gain (loss) on securities both realized and unrealized	(2.20)	2.46	0.02	2.07	1.47	1.34
Total from investment operations	(2.16)	2.58	0.13	2.12	1.50	1.38

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.12)	(0.10)	(0.05)	(0.03)	(0.04)	0.00
Distribution of capital gains	0.00	(0.87)	(1.27)	(1.60)	(1.92)	(1.05)
Total Stock Dividend Distributions	(0.12)	(0.97)	(1.32)	(1.63)	(1.96)	(1.05)

NET ASSET VALUE, end of period	$18.92	$21.20	$19.59	$20.78	$20.29	$20.75

NET ASSETS, end of period	$9,503,898	$10,414,616	$9,129,793	$8,857,939	$8,578,137	$7,632,798

*Unaudited

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2020*		2019	2018	2017	2016	2015
RATIO OF EXPENSES TO AVERAGE NET ASSETS**	0.73	%***	1.50%	1.49%	1.51%	1.50%	1.48%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS**	0.18	%***	0.61%	0.53%	0.24%	0.17%	0.19%

PORTFOLIO TURNOVER RATE**	4.23	%***	16.04%	11.41%	10.72%	1.95%	10.55%

TOTAL RETURN	(5.21)%		14.23%	0.45%	10.92%	7.62%	6.83%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2019 to April 30, 2020.

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2020 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweept account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF:
4/30/20
LEVEL 1
COMMON STOCKS	$7,168,520
CASH & EQUIVALENTS	$2,354,171
TOTAL INVESTED ASSETS	$9,522,691

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $49,498 to its shareholders on December 27, 2018, in the form of stock dividends equal to 2,823.612 shares of stock. The Series made a distribution of its capital gains of $404,093 to its shareholders on December 27, 2018, in the form of stock dividends equal to 23,051.518 shares of stock. The Series made a distribution of its ordinary income of $58,749 to its shareholders on December 27, 2019, in the form of stock dividends equal to 2,716.023 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2020, the Series purchased $427,268 of common stock. During the same period, the Series sold $1,144,799 of common stock. The Series also sold $1,000,000 in Treasury Bills.

At April 30, 2020, the gross unrealized appreciation for all securities totaled $3,220,923 and the gross unrealized depreciation for all securities totaled $797,903 or a net unrealized appreciation of $2,423,020. The aggregate cost of securities for federal income tax purposes at April 30, 2020 was $4,745,500.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2020, the Fund paid investment adviser fees of $51,923.

As of April 30, 2020, the Fund had $7,768 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2018	465,952.754	$6,877,819

Shares sold during 2019	8,726.005	$171,339
Shares redeemed during 2019	(9,345.396)	(186,406)
Reinvestment of Distributions, December 27, 2018	25,875.130	453,591
Balance at October 31, 2019	491,208.493	$7,316,343

Shares sold during six months ended April 30, 2020	11,440.167	$201,718
Shares redeemed during six months ended April 30, 2020	(2,992.424)	(62,355)
Reinvestment of Distributions, December 27, 2019	2,716.023	58,749
Balance at April 30, 2020	502,372.259	$7,514,455

GREATER WESTERN NEW YORK SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

APRIL 30, 2020

(UNAUDITED)

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2020 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $ 774,396	$1,416,815

Cash and Cash Equivalents	406,805

Accrued Interest and Dividends	1,835

Prepaid Expenses	661

Total Assets	$1,826,116

LIABILITIES AND NET ASSETS

LIABILITIES

Accrued Expenses	$806

Due to Investment Adviser	1,656

NET ASSETS

Net Assets (Equivalent to $20.13 per share based on 90,579.845 shares of stock outstanding)	1,823,654

Total Liabilities and Net Assets	$1,826,116

COMPOSITION OF NET ASSETS

Shares of Common Stock - Par Value $.01; 90,579.845 Shares Outstanding	$1,237,379

Accumulated Net Investment Loss & Realized Loss from Securities Transactions	(56,144)

Net Unrealized Appreciation on Investments	642,419

Net assets at April 30, 2020	$1,823,654

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2020 (UNAUDITED)

	Historical
	Shares	Cost	Value
Level 1 – Common Stocks – 77.69%
*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Electrical Equipment – 11.90%
Corning, Inc.	2,200	26,502	48,422
General Electric Co.	6,750	133,100	45,900
Ultralife Corporation*	17,400	65,037	122,670
		224,639	216,992
Aerospace - 10.67%
L3Harris Technologies Inc.	500	24,989	96,850
Moog, Inc. Class A*	637	15,976	31,519
Northrop Grumman Corp	200	2,294	66,134
		43,259	194,503
Medical Products & Supplies - 10.60%
Bristol-Myers Squibb Co.	1,150	29,276	69,931
Integer Holdings Corp.*	850	17,417	63,291
Johnson & Johnson	400	22,617	60,016
		69,310	193,238
Banking & Finance – 6.86%
Community Bank System	1,200	23,452	74,988
M &T Bank Corp.	300	29,839	33,624
Manning & Napier Inc.	4,650	30,190	16,414
		83,481	125,026
Steel - 5.08%
Gibraltar Industries Inc.*	2,000	25,111	92,600

Telecommunications – 3.79%
AT&T Inc.	950	33,705	28,946
Verizon Communications	700	34,210	40,215
		67,915	69,161
Commercial Services - 3.66%
Paychex, Inc.	975	25,852	66,807

Foods & Beverages - 3.61%
Constellation Brands Inc.	400	2,509	65,876

Automotive – 3.19%
Monro Inc.	1,050	12,443	58,265

Real Estate & Related - 2.88%
Life Storage Inc.	600	21,318	52,554

Utilities - Natural Resources - 2.81%
National Fuel Gas Co.	1,250	50,833	51,250

	Historical
	Shares	Cost	Value
Level 1 – Common Stocks – 77.69%

Electronics Components - 2.65%
Astronics Corp.*	1,714	3,025	15,392
IEC Electronics Corp.*	4,518	6,984	32,936
		10,009	48,328
Computers - Software - 2.61%
Oracle Corporation	900	12,070	47,673

Retail - Specialty – 2.02%
CVS Health Corp.	600	33,590	36,930

Airlines - 1.80%
Southwest Airlines Co.*	1,050	19,813	32,813

Computers - Services - 1.38%
Computer Task Group Inc.*	6,000	33,877	25,200

Metal Fabrication & Hardware – 1.01%
Graham Corporation	1,400	15,140	18,340

Instruments - 0.52%
Taylor Devices Inc.*	877	4,394	9,428

Office Equipment - 0.35%
Xerox Holdings Corp.	350	12,742	6,402

Machinery - 0.15%
Columbus McKinnon Corp.	100	2,344	2,708

Railroads - 0.11%
Wabtec Corporation	36	2,810	2,031

Industrial Materials - 0.04%
Servotronics, Inc.	100	937	690

Total Investments in Securities		774,396	1,416,815

Level 1 – Cash & Equivalents -22.31%
Schwab Bank - 22.31%		406,805	406,805
Bank Sweep Interest Rate 0.01%

Total Invested Assets		$1,181,201	$1,823,620

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2020 (UNAUDITED)

Table of Industries

Industry	Market Value	Percent

Aerospace	$194,503	10.67%
Airlines	$32,813	1.80%
Automotive	$58,265	3.19%
Banking & Finance	$125,026	6.86%
Commercial Services	$66,807	3.66%
Computers – Services	$25,200	1.38%
Computers – Software	$47,673	2.61%
Electrical Equipment	$216,992	11.90%
Electronics Components	$48,328	2.65%
Foods & Beverages	$65,876	3.61%
Industrial Materials	$690	0.04%
Instruments	$9,428	0.52%
Machinery	$2,708	0.15%
Medical Products & Supplies	$193,238	10.60%
Metal Fabrication & Hardware	$18,340	1.01%
Office Equipment	$6,402	0.35%
Railroads	$2,031	0.11%
Real Estate & Related	$52,554	2.88%
Retail – Specialty	$36,930	2.02%
Steel	$92,600	5.08%
Telecommunications	$69,161	3.79%
Utilities – Natural Resources	$51,250	2.81%
Total Equities	$1,416,815	77.69%

Cash & Equivalents (Interest Rate 0.01%)	$406,805	22.31%

Total Invested Assets	$1,823,620	100.00%

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2020 (UNAUDITED)

INVESTMENT INCOME:
Dividends & Interest Income	$15,528

FEES AND EXPENSES:
Adviser Fees	11,203
Custodian Fees	1,200
Dues and Subscriptions	1,124
Director’s Fees	1,050
Legal and Professional	955
D&O/E&O	467
Registration Fees	111
New York State Taxes	75
Telephone	40
Total Expense	16,225
Net investment loss	(697)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from securities transactions	118,270
Unrealized depreciation during the period	(394,886)
Net loss on investments	(276,616)
CHANGE IN NET ASSETS FROM OPERATIONS	$(277,313)

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2020*	October 31, 2019
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain (loss)	$(697)	$2,450
Net realized gain (loss) from securities transactions	118,270	(150)
Net change in unrealized appreciation (depreciation) of investments	(394,886)	221,448
Change in net assets from operations	(277,313)	223,748

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of ordinary income	(2,444)	(2,865)
Distribution of capital gains	0	0
Decrease in net assets from distributions to shareholders	(2,444)	(2,865)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	16,847	32,509
Reinvestment of Distributions to shareholders	2,444	2,865
Shares Redeemed	0	(23,247)
Increase in net assets from capital share transactions	19,291	12,127
TOTAL INCREASE (DECREASE) IN NET ASSETS	(260,466)	233,010

NET ASSETS:
Beginning of period	2,084,120	1,851,110
End of period	$1,823,654	$2,084,120

*Unaudited

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,	October 31,
	2020*	2019	2018	2017	2016	2015
NET ASSET VALUE, beginning of period	$23.28	$20.80	$22.23	$20.36	$20.79	$22.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	(0.01)	0.03	(0.02)	0.00	(0.01)	0.00
Net gain (loss) on securities both realized and unrealized	(3.11)	2.48	(0.42)	2.21	(0.29)	0.65
Total from investment operations	(3.12)	2.51	(0.44)	2.21	(0.30)	0.65

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.03)	(0.03)	(0.06)	0.00	(0.06)	0.00
Distribution of capital gains	0.00	0.00	(0.93)	(0.34)	(0.07)	(2.27)
Total Stock Dividend Distributions	(0.03)	(0.03)	(0.99)	(0.34)	(0.13)	(2.27)

NET ASSET VALUE, end of period	$20.13	$23.28	$20.80	$22.23	$20.36	$20.79

NET ASSETS, end of period	$1,823,654	$2,084,120	$1,851,110	$1,952,720	$1,736,541	$1,778,803

*Unaudited

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,		October 31,	October 31,	October 31,	October 31,	October 31,
	2020*		2019	2018	2017	2016	2015
RATIO OF EXPENSES TO AVERAGE NET ASSETS**	0.82	%***	1.53%	1.61%	1.37%	1.56%	1.54%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS**	(0.04	)%***	0.12%	(0.08)%	0.00%	(0.05)%	(0.02)%

PORTFOLIO TURNOVER RATE**	1.70	%***	0.01%	2.32%	2.87%	0.16%	4.34%

TOTAL RETURN	(13.16)%		12.11%	(2.15)%	10.89%	(1.45)%	2.85%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2019 to April 30, 2020.

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2020

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account and is federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF:
4/30/20
LEVEL 1
COMMON STOCKS	$1,416,815
CASH & EQUIVALENTS	$406,805
TOTAL INVESTED ASSETS	$1,823,620

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Common expenses of the Fund are evenly split between the two series of the Fund unless the Board of Directors approves an alternative allocation of expenses based on management’s estimate.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The tax returns of the Series for the prior three years are open for examination.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The Series made a distribution of its ordinary income of $2,865 to its shareholders on December 27, 2018 in the form of stock dividends equal to 146.487 shares of stock. The Series made a distribution of its ordinary income of $2,444 to its shareholders on December 27, 2019 in the form of stock dividends equal to 103.911 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2020, the Series purchased $33,590 of common stock. During the same period, the Series sold $213,089 of common stock. The Series also sold $100,000 in Treasury Bills.

At April 30, 2020, the gross unrealized appreciation for all securities totaled $777,173 and the gross unrealized depreciation for all securities totaled $134,754 or a net unrealized appreciation of $642,419. The aggregate cost of securities for federal income tax purposes at April 30, 2020 was $774,396.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2020, the Fund paid investment adviser fees of $11,203.

As of April 30, 2020, the Fund had $1,656 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of April 30, 2020, two of the Series’ shareholders of record owned 40% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2018	89,009.347	$1,205,961

Shares sold during 2019	1,457.065	$32,509
Shares redeemed during 2019	(1,081.276)	(23,247)
Reinvestment of Distributions, December 27, 2018	146.487	2,865
Balance at October 31, 2019	89,531.623	$1,218,088

Shares sold during six months ended April 30, 2020	944.311	$16,847
Shares redeemed during six months ended April 30, 2020	0	0
Reinvestment of Distributions, December 27, 2019	103.911	2,444
Balance at April 30, 2020	90,579.845	$1,237,379

Item 2 - CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2019	10/31/2018

Audit Fees	$13,250	$12,250
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 - INVESTMENTS

Item 6(a) -The list of investments is included in the shareholder report.

Item 6(b) -Not applicable.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a) - The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) - There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13 - EXHIBITS.

(a)(1) Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2003 with Accession Number 0001038199-02-000005).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.
Date:	June 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.
Date:	June 18, 2020